SUB-ADVISORY AGREEMENT

         THIS SUB-ADVISORY AGREEMENT is made as of this [__] day of [__________], 2004 by and between PIONEER INVESTMENT MANAGEMENT, INC., a Delaware corporation and a member of the UniCredito Italiano banking group, register of banking groups with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Adviser"), and Cullen Capital Management, LLC, a Delaware limited liability company with its principal place of business at 645 Fifth Avenue, New York, NY 10022 ("Sub-Adviser").

                               W I T N E S S E T H

         WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of the Pioneer Variable Contracts Trust (the "Trust"), on behalf of its portfolio, Pioneer Cullen Value VCT Portfolio (the "Portfolio") and pursuant to the provisions of the Management Agreement dated as of [___________] between the Adviser and the Trust, on behalf of the Portfolio (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as a sub-investment adviser of the Portfolio and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1.       The Sub-Adviser's Services.
(a) Investment Services. The Sub-Adviser shall act as sub-investment adviser with respect to the ------------------- Portfolio. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Portfolio with investment research, advice and supervision and shall furnish continuously an investment program for the Portfolio, consistent with the investment objectives and policies of the Portfolio. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Portfolio, what securities shall be held or sold by the Portfolio and what portion of the Portfolio's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering the Portfolio's shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Portfolio, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Portfolio in the same manner and with the same force and effect as the Portfolio itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Portfolio as the Adviser may from time to time direct. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Portfolio's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Portfolio's assets or to otherwise exercise its right to control the overall management of this Portfolio's assets.


(b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment ---------- Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Trust, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Portfolio's securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall conduct its activities in such a manner as to cause the Portfolio to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder (including, without limitation, Subchapter M of the Code and the investment diversification provisions of Section 817(h) of the Code. The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with the foregoing. The Sub-Adviser shall also maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

(c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are ------------ held by the Portfolio shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Portfolio's securities to the Adviser. So long as proxy voting authority for the Portfolio has been delegated to the Adviser, the Sub-Adviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Portfolio as the Adviser may from time to time reasonably request, and the Sub-Adviser shall promptly forward to the Adviser any information or documents upon receipt necessary for the Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall not vote proxies with respect to the securities held by the Portfolio unless and until the Board or the Adviser delegates such authority and responsibility to the Sub-Adviser or otherwise instructs the Sub-Adviser to do so in writing, whereupon the Sub-Adviser shall carry out such responsibility in accordance with the Trust's Proxy Voting Policies and any instructions that the Board or the Adviser shall provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for the Portfolio to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

(d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio, except as otherwise provided herein or as may be reasonably necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

                  The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Portfolio's assets advised by the Sub-Adviser required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian or transfer agent appointed by the Trust) relating to Trust transactions its responsibilities provided hereunder with respect to the Portfolio, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Trust's Books and Records"). The Portfolio's Books and Records shall be available to the Adviser and the Board at any time upon request with reasonable notice, copies of which shall be delivered to the Trust upon the termination of this Agreement pursuant to Section 11 of this Agreement and shall be available for telecopying without delay during any day the Portfolio is open for business.

(e) Holdings Information and Pricing. The Sub-Adviser shall keep the Trust and the Adviser informed of -------------------------------- developments materially affecting the Portfolio's holdings, and shall, on its own initiative, furnish the Trust and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose and is readily available to the Sub-Adviser. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser believes that the market quotations are not readily available for of any security held by the Portfolio or if the market price does not reflect the security's fair value. In such instances, the Sub-Adviser shall provide assistance to the Adviser and/or the Portfolio's pricing agent in making determinations of such portfolio securities in accordance with the 1940 Act and the Portfolio's valuation procedures.

(f) Cooperation with Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Portfolio, the Portfolio's custodian and foreign sub-custodians, the Portfolio's pricing agents and all other agents and representatives of the Trust and the Adviser, provide them with such information with respect to securities held by the Portfolio as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Trust. The Sub-Adviser shall comply and require its employees to comply in all respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with a (i) a copy of the Sub-Adviser's current Code of Ethics, as in designed necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Trust and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of the Code and any sanctions imposed by the Sub-Adviser in connection with such violations. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code, whether or not such violation relates to any security held by the Portfolio.

3. Information and Reporting. The Sub-Adviser shall promptly report to the Adviser any material developments regarding the securities of the Portfolio of which the Sub-Adviser has knowledge that materially affects the Portfolio. In this regard, the Sub-Adviser shall provide the Trust, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. The Sub-Adviser shall promptly notify the Advise of any financial condition that is likely to impair the Sub-Adviser's ability to perform its obligations under this Agreement.

(a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon ------------------------------------------- its detection of (i) any failure on its part to manage the Portfolio in accordance with this Agreement; or (ii) any breach by the Sub-Adviser of any of the policies, guidelines or procedures of the Portfolio of the Adviser provided in writing to the Sub-Adviser or of the Sub-Adviser insofar as they relate or reasonably would affect the performance of the Sub-Adviser's responsibilities hereunder. In addition, the Sub-Adviser shall provide a quarterly certification the Sub-Adviser has managed the Portfolio in accordance with the provisions of this Agreement in the form provided by the Adviser from time to time. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. The
Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of the Portfolio's financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser, to the extent permissible, will promptly notify the Adviser if
(i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Portfolio (excluding class action suits in which the Portfolio is a member of the plaintiff class by reason of the Portfolio's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) the controlling stockholder changes or there otherwise is an actual change in control (whether through sale of all or substantially all the assets of the Sub-Adviser or a material change in management of the Sub-Adviser) or an "assignment" (as defined in the 1940 Act) has or is proposed to occur.

(b) Inspection. Upon request, with at least 24 hours advance notice, the Sub-Adviser, subject to privacy ---------- and other laws, agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided by the Sub-Adviser to the Portfolio or the Sub-Adviser's conduct of its business as an investment adviser available for compliance audits by the Adviser or the Portfolio's employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Portfolio or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Portfolio.

(c) Board and Filings Information. The Sub-Adviser will provide the Adviser with any information reasonably ----------------------------- requested regarding its management of the Portfolio required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review the investments of the Portfolio in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d) Transaction Information. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on the Portfolio and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own compliance responsibilities for the Portfolio, as and to the extent herein provided.

4.       Brokerage.

(a) Principal and Agency Transactions. In connection with purchases or sales of securities for the account of the Portfolio, neither the Sub-Adviser nor any of its directors, officers, employees or affiliated persons will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)  Placement  of  Orders.  Except  as set  forth in  subparagraph  (e) of this
     Section 4, the Sub-Adviser shall ------------------- arrange for the placing of all orders for the purchase and sale of securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser. In its selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Portfolio the most favorable execution and net price available under the circumstances except as described herein. It is also understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers, as consistent with
     Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to guidelines established by the Adviser and provided in writing to the Sub-Adviser by the Adviser or the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients. In addition, subject to the Sub-Adviser's obligation to seek the most favorable execution and net price available under the circumstances, the Sub-Adviser to the extent legally permissible may consider the sale of the Portfolio's shares in selecting brokers and dealers. The Sub-Adviser and not the Portfolio or the Adviser shall be liable for any losses or costs resulting from the Sub-Adviser's errors in placing trades on behalf of the Portfolio.

(c) Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to ----------------------- be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased in order to obtain the most favorable execution and lower brokerage commissions, if any. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

(d) Affiliated Brokers. The Sub-Adviser or any of its affiliates may act as broker in connection with the ------------------ purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that the Sub-Adviser seek to obtain most favorable execution and most favorable net price available under the circumstances within the policy guidelines determined by the Board and set forth in the Trust's current prospectus and SAI; (b) the provisions of the Investment Company Act, the Advisers Act and the rules of the Commission under such Acts; (c) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Portfolio for these services in addition to the Sub-Adviser's fees for services under this Agreement.

(e) Alternative Trading Arrangements. From time to time the Sub-Adviser and the Adviser may agree that the -------------------------------- Sub-Advisor will place some or all of the trades for the Portfolio through the Adviser's trading desk. In such event, the Adviser shall have complete authority to determine the brokers or dealers through which any trade by the Portfolio is placed through the Advisers trading desk and as to the timing and manner of the execution of any such trade, although the Sub-Adviser may give guidance. In such event, the Adviser shall be responsible for obtaining most favorable execution and best net price available under the circumstances for the Portfolio on trades placed by the Adviser, and the Sub-Adviser shall remain responsible only for the accurate placement of orders on behalf of the Portfolio into the Adviser's trading system and confirming the appropriate settlement of such transactions in accordance with the orders placed.

5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolio.

6. Allocation of Charges and Expenses. The Sub-Adviser will bear its own costs of providing its services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for the Portfolio's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. Specifically, the Sub-Adviser will not be responsible for expenses of the Portfolio or the Adviser, as the case may be, including, but not limited to, the following: (i) charges and expenses for accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Sub-Adviser or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) underwriting commissions and issue and transfer taxes chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust's shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities;
         (vii) all expenses of shareholders' and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Board; (ix) any distribution fees paid by the Portfolio in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation and expenses of the Board; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the Portfolio, the Adviser or any other agent of the Portfolio may incur
         (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Independent Trustees) as being an appropriate expense of the Portfolio. The Portfolio or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any such expenses or other expenses of the Portfolio or the Adviser, as may be reasonably incurred by such Sub-Adviser on behalf of the Portfolio or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser adequate records of all such expenses.

7.       Representations, Warranties and Covenants of the Sub-Adviser.

(a) Properly Licensed. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b) ADV Disclosure. The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.


(c) Trust Disclosure Documents. The Sub-Adviser has reviewed and will in the future review, the -------------------------- Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Portfolio (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Portfolio or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d) No Statutory Disqualification As An Investment Adviser. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement.

(e) Insurance. The Sub-Adviser shall maintain errors and omissions and fidelity insurance equivalent in --------- coverage and amounts to the insurance maintained on the date of the Agreement from an insurance provider that is in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide prior written notice to the Adviser
     (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance. The Sub-Adviser's insurance shall, at a minimum, cover errors and omissions of the Sub-Adviser.

(f) Competent Staff. The Sub-Adviser shall ensure that in the Sub-Adviser's reasonable judgment sufficient and competent investment management, administrative and compliance staff experienced in managing accounts similar to the Portfolio shall have charge at all times of the conduct of, and shall maintain close supervision of, the investment and management of the Portfolio. For avoidance of doubt, the Sub-Adviser shall satisfy itself that any affiliate or third party on whom it relies in order to perform its duties hereunder complies with the foregoing.

(g) No Detrimental Agreement. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Portfolio, that would influence the decision of the Sub-Adviser with respect to its selection of securities for the Portfolio, and that all selections shall be done in accordance with what is in the best interest of the Portfolio.

(h) Conflicts. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Portfolio including requiring any of its personnel with knowledge of the Portfolio's activities to place the interest of the Portfolio first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Account.

(i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the monthly compliance report required by
         Section 3(a), whether or not specifically referenced in such certificate.

(j) Use Of The Name "Cullen". Subject to any notice provided to the Adviser pursuant to Section 15, the Sub-Adviser represents and warrants that is has the right to use the name "Cullen" in connection with its services to the Trust and that there are no threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser, Adviser or Trust to use the name "Cullen," subject to the provisions of Section 15 below.

8. Sub-Adviser's Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Portfolio shall have no responsibility for any fee payable to the Sub-Adviser. In the event that the fee paid to the Adviser for managing the Portfolio is reduced by regulatory authorities or the Board for any reason whatsoever, the fee hereunder shall be subject to the same percentage reduction.

         The method for determining net assets of the Portfolio for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Portfolio shares as described in the Trust's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Portfolio or the Adviser in any way or otherwise be deemed to be an agent of the Portfolio or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Portfolio, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Portfolio.

10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of (i) its assignment, including any change in control, as defined in the 1940 Act, of the Adviser or the Sub-Adviser, or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

11.               Duration and Termination.

(a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal and unless terminated automatically as set forth in Section 12 hereof or until terminated as follows:

(i) The Adviser may at any time terminate this Agreement as to the Portfolio by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Trust may cause this Agreement to terminate with respect to the Portfolio either (i) by vote of the Board or
                  (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Portfolio; or

(ii) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

(iii)This Agreement shall automatically terminate on December 31st of any year, beginning on December 31, 2005, in which its terms and renewal shall not have been approved by (A) (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Portfolio for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Portfolio in a manner consistent with the 1940 Act and the rules and regulations thereunder; and (B) a majority vote of the Trustees who are not "interested persons" (as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the staff of the Commission) of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval.

(b) For the purposes of this Agreement, "Affirmative vote of a majority of the outstanding voting securities of the Portfolio" shall have the meaning set forth in the 1940 Act, subject, however, to such interpretations of the staff of the Commission.

         Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

         In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Portfolio and with respect to any of its assets. In addition, the Sub-Adviser shall deliver the Trust's Books and Records to the Adviser (it being agreed that the Sub-Adviser may keep copies of the Portfolios Books and Records) by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise reasonably cooperate in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, for a period up to thirty-days (30) from such termination.

12. Liability of the Sub-Adviser. The Sub-Adviser shall not be liable to the Adviser or Adviser Indemnitees (as defined below) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by an Adviser Indemnitee as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940
Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Trust's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser unless acting at the direction of the Adviser or the Board, (b) the Portfolio's failure to satisfy the diversification or source of income requirements of Subchapter M Subchapter L of the Code by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser or the Board, (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement provided that the Sub-Adviser's obligation in this regard shall be reduced to the extent it is caused by or is otherwise directly related to the Portfolio's or the Adviser's own willful malfeasance, bad faith or gross negligence or to the reckless disregard of its duties under this Agreement, or (d) the Portfolio being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Trust's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, by reason of any action or omission of the Sub-Adviser unless acting at the direction of the Board or the Adviser.

13. Limitation of Liability. The parties to this Agreement acknowledge and agree that no Trustee, officer or holder of shares of beneficial interests of the Trust shall be liable for any litigation arising hereunder, whether direct or indirect. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.


14. Non-Exclusivity. The services provided by the Sub-Adviser are not to be deemed exclusive except as otherwise mutually agreed upon in writing, from time to time by the parties hereto, and the Sub-Adviser shall be free to render similar services to others so long as such services do not impair the services rendered to the Adviser or the Portfolio.

15. Name of the Portfolio. The parties agree that the Portfolio may use the name "Cullen" and any logos or service marks that the Sub-Adviser may furnish to the Portfolio (collectively, the "Identifying Marks") only so long as (i) this Agreement remains in effect and (ii) the Sub-Adviser has the right to use such Identifying Marks. Any use of the Identifying Marks pursuant to this Section 15 shall be royalty free. Upon termination of this Agreement, the Portfolio promptly shall discontinue the use of the Identifying Marks. Upon notification from the Sub-Adviser to the Portfolio that the Sub-Adviser ceases to have the right to use an Identifying Mark, the Portfolio promptly shall discontinue the use of such Identifying Mark. The Portfolio acknowledges that (i) it has no proprietary or exclusive rights in the Identifying marks and (ii) the Sub-Adviser reserves to itself the right to grant the nonexclusive right to use any Identifying Marks to other persons (including other investment companies), subject to the Sub-Adviser's right with respect to such Identifying Marks.


16. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Boston, Massachusetts, with respect to any dispute under this Agreement.

17. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction.

18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Severability. If any provision of this Agreement is held invalid or unenforceable for any reason, such provision will be fully severable, and this Agreement will be enforced and construed as if such provision had never comprised a part of this Agreement. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


                                             PIONEER INVESTMENT MANAGEMENT, INC.


                                       By:______________________________________
                                                                           Name:
                                                                          Title:



                                                  CULLEN CAPITAL MANAGEMENT, LLC


                                       By:______________________________________
                                                                           Name:
                                                                          Title:

                                   schedule a

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily and payable at the end of each month at an annual rate based on the average daily net assets of the Portfolio under the following fee schedule:

                                                                     Assets Rate
                                                                     ------ ----
                                                          First $1 Billion 0.35%
             Greater than $1 Billion and less than or equal to $2 Billion 0.325%
              Greater than $2 Billion and less than or equal to $3 Billion 0.30%
                                                  Greater than $3 Billion 0.275%